UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest reported event):  November 5, 2010

Commission File No. 001-33399

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COMVERGE, INC.
(Exact name of registrant as specified in its charter)

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DELAWARE	22-3543611
(State or other jurisdiction of Incorporation or organization)	(I.R.S. Employer Identification No.)

5390 Triangle Parkway, Suite 300
Norcross, Georgia 30092
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code:  (678) 392-4954

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

On November 5, 2010, Comverge, Inc. and its wholly owned subsidiaries, Alternative Energy Resources, Inc., Enerwise Global Technologies, Inc, Comverge Giants, LLC., Public Energy Solutions, LLC, Public Energy Solutions NY LLC, and Clean Power Markets, Inc. (collectively, the “Subsidiaries”) entered into a Loan and Security Agreement (the “Agreement”) with Partners for Growth III, L.P. (“PFG”) pursuant to which Comverge issued to PFG $15,000,000 in aggregate principal amount of Secured Convertible Notes (the “Notes”), which are due on November 5, 2015, unless earlier converted at the option of PFG or Comverge pursuant to the conversion terms and conditions as contained in the Agreement.

The key terms of the Notes are summarized below. The Notes were issued in a private placement pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”).  The Notes were offered and sold in reliance on the exemption from registration provided by Section 4(2) of the Securities Act as an offering made solely to "accredited investors" as defined under the Securities Act.  Comverge relied on this exemption from registration in part on representations and warranties made to Comverge and the Subsidiaries by PFG.

The interest rate on the Notes is the Silicon Valley Bank Prime Rate plus 2.50%, or 6.50% currently, and is payable monthly. PFG may convert the Notes into up to 1,594,048 shares of Comverge’s common stock, par value $0.001 (the “Common Stock”) at $9.41 per share (the “Conversion Price”).  Comverge may, at its option, also convert the Notes to Common Stock up to $1 million aggregate principal amount in any 5-day period upon the satisfaction of certain terms and conditions set forth in the Agreement, which include, among other terms and conditions and subject to certain adjustments, the requirement that (i) in the first 18 months following the issuance of the Notes, the market price of the Common Stock be at least 25% higher than the Conversion Price and (ii) after 18 months following the issuance of the Notes, the market price of the Common Stock be at least 35% higher than the Conversion Price. The Notes and Common Stock issuable upon conversion of the Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

The Agreement also provides, at Comverge’s option, the ability to borrow up to an additional $5 million within the next 36 months and which would also be convertible into Common Stock at a conversion price based upon the most recent closing price of the Common Stock at the time of the additional borrowing.  The Agreement also provides that the amount of existing unconverted borrowings shall not exceed $15 million at any given time.  All obligations under the terms of the Agreement are secured by all assets of Comverge and the Subsidiaries.

The Agreement contains customary terms and conditions, including restrictions on our ability to incur additional indebtedness, prepay outstanding principal amount on the Notes, create liens, enter into transactions with affiliates, transfer assets, pay dividends or make distributions on, or repurchase Common Stock, consolidate or merge with other entities, or consummate a change in control.  In addition, Comverge is required to meet certain financial covenants customary with this type of agreement, including maintaining a minimum specified tangible net worth and minimum specified revenues tests.

The Agreement also contains customary events of default, including for payment defaults, breaches of representations, breaches of affirmative or negative covenants, cross defaults to other material indebtedness, bankruptcy and failure to discharge certain judgments. Upon the occurrence of an event of default, should one occur, the outstanding principal and all accrued interest on the Notes will accelerate and automatically become immediately due and payable. Additionally, PFG, at its option, has the right to accelerate payment if we engage in certain change of control transactions.

The foregoing summary of the Agreement is not complete and is qualified in its entirety by reference to the full text of the Agreement.  A copy of the Agreement will be included in a subsequently filed report.

Item 2.03                      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is hereby incorporated by reference in this Item 2.03.

Item 3.02                     Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above is hereby incorporated by reference in this Item 3.02.

Item 9.01                      Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release, dated November 8, 2010 (furnished herewith).

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K, including the exhibit hereto, contains forward-looking statements that are made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934. The forward-looking statements in this Current Report on Form 8-K are not historical facts, do not constitute guarantees of future performance and are based on numerous assumptions which, while believed to be reasonable, may not prove to be accurate.  These forward looking statements include projected success in the PJM auction, the amount of future growth, fluctuations in interest rates, economic and market conditions, availability of financing in the debt and capital markets, uncertainty as to the availability and terms of future financing payments of our current debt, future cash and financing positions and certain assumptions upon which such forward-looking statements are based. The forward-looking statements in this Current Report on Form 8-K do not constitute guarantees of future performance and involve a number of factors that could cause actual results to differ materially, including risks associated with Comverge’s business involving its products, the development and distribution of Comverge’s products and related services, economic and competitive factors, Comverge’s key strategic relationships, changes in regulations affecting Comverge’s business and other risks more fully described in Comverge’s most recently filed Quarterly Report on Form 10-Q and Annual Report on Form 10-K. Comverge assumes no obligation to update any forward-looking information contained in this Current Report or with respect to the announcements described herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COMVERGE, INC.

By:    /s/ Michael Picchi
Name:    Michael Picchi
Title:      Executive Vice President and Chief Financial Officer

Dated: November 11, 2010

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

     99.1                                                   Press release, dated November 8, 2010 (furnished herewith).